                                                                    Exhibit 99.2

                                PRICING AGREEMENT

GOLDMAN, SACHS & CO.                                         November 13, 1998
MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SALOMON SMITH BARNEY INC.
   as representatives of the several
        Underwriters named in Schedule I hereto,

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

         JOSEPH E. SEAGRAM & SONS, INC., an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement General Terms and Conditions attached hereto, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the securities specified in Schedule II hereto (the "Firm Designated Securities"), and, at the election of the Underwriters, up to all of the aggregate principal amount of additional securities specified on Schedule II hereto (the "Optional Designated Securities" and, together with Firm Designated Securities, the "Designated Securities"). The Designated Securities will be guaranteed (the "Guarantees") as to payment of principal and interest, if any, by THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Guarantor"). Each of the provisions of the Underwriting Agreement General Terms and Conditions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement General Terms and Conditions so incorporated by reference shall be deemed to refer to you. Terms defined in the Underwriting Agreement General Terms and Conditions are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement General Terms and Conditions and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement General Terms and Conditions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, (a) the principal amount of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities as provided below, that portion of the Optional Designated Securities as to which such election shall have been exercised, determined by multiplying such number of Optional Designated Securities by a fraction, the numerator of which is the maximum number of Optional Designated Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Designated Securities that all of the Underwriters are entitled to purchase hereunder less
(c) the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

         The Company hereby grants to the Underwriters the right to purchase at their election up to all of the Optional Designated Securities, at the purchase price set forth on Schedule II hereto, for the sole purpose of covering over allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised as set forth on
Schedule II.

         This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement General Terms and Conditions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        JOSEPH E. SEAGRAM & SONS, INC.



                                         By:   /s/ John R. Preston
                                            ----------------------------------
                                            Name:  John R. Preston
                                            Title: Vice President and Treasurer


Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SALOMON SMITH BARNEY INC.



By:  /s/ Goldman, Sachs & Co.
   -----------------------------------
     (Goldman, Sachs & Co.)



MORGAN STANLEY & CO. INCORPORATED



By:  /s/ Gerard Pasciucco
   -----------------------------------
    Name:   Gerard Pasciucco
    Title:  Managing Director


On behalf of themselves and of each of the Underwriters

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
                                   SCHEDULE I

                                                                                 Principal amount
                                                                                   of Optional
                                                    Principal Amount of        Designated Securities
                                                     Firm Designated              to be Purchased
                                                     Securities to be               if Maximum
                      Underwriter                       Purchased                Option Exercised
                      -----------                   -------------------        -------------------
Goldman, Sachs & Co. ........................         $ 62,500,000               $  6,250,000
Morgan Stanley & Co. Incorporated ...........           62,000,000                  6,200,000
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated ..........................           62,000,000                  6,200,000
PaineWebber Incorporated ....................           62,000,000                  6,200,000
Prudential Securities Incorporated ..........           62,000,000                  6,200,000
Salomon Smith Barney Inc. ...................           62,000,000                  6,200,000
Bear, Stearns & Co. Inc. ....................            7,500,000                    750,000
Credit Suisse First Boston Corporation ......            7,500,000                    750,000
A.G. Edwards & Sons, Inc. ...................            7,500,000                    750,000
EVEREN Securities, Inc. .....................            7,500,000                    750,000
SG Cowen Securities Corporation .............            7,500,000                    750,000
ABN AMRO Incorporated .......................            3,750,000                    375,000
BNY Capital Markets, Inc. ...................            3,750,000                    375,000
Chase Securities Inc. .......................            3,750,000                    375,000
Commerzbank Capital Markets Corporation .....            3,750,000                    375,000
Deutsche Bank Securities Inc. ...............            3,750,000                    375,000
First Chicago Capital Markets, Inc. .........            3,750,000                    375,000
ING Baring Furman Selz LLC ..................            3,750,000                    375,000
NationsBanc Montgomery Securities LLC .......            3,750,000                    375,000
Nesbitt Burns Securities Inc. ...............            3,750,000                    375,000
RBC Dominion Securities Corporation .........            3,750,000                    375,000
Scotia Capital Markets (USA) Inc. ...........            3,750,000                    375,000

Advest, Inc. ................................            1,875,000                    187,500
Robert W. Baird & Co. Incorporated ..........            1,875,000                    187,500
Blaylock & Partners, L.P. ...................            1,875,000                    187,500
J.C. Bradford & Co. .........................            1,875,000                    187,500
Dain Rauscher Wessels .......................            1,875,000                    187,500
Fahnestock & Co. Inc. .......................            1,875,000                    187,500
Fidelity Capital Markets ....................            1,875,000                    187,500
Gruntal & Co., L.L.C ........................            1,875,000                    187,500
Interstate/Johnson Lane Corporation .........            1,875,000                    187,500
Janney Montgomery Scott Inc. ................            1,875,000                    187,500
Legg Mason Wood Walker, Incorporated ........            1,875,000                    187,500
McDonald & Company Securities, Inc. .........            1,875,000                    187,500
McGinn, Smith & Co., Inc. ...................            1,875,000                    187,500
Morgan Keegan & Company, Inc. ...............            1,875,000                    187,500
Olde Discount Corporation ...................            1,875,000                    187,500
Piper Jaffray Inc. ..........................            1,875,000                    187,500
Raymond James & Associates, Inc. ............            1,875,000                    187,500
The Robinson-Humphrey Company, LLC ..........            1,875,000                    187,500
Roney Capital Markets .......................            1,875,000                    187,500
Charles Schwab & Co., Inc. ..................            1,875,000                    187,500
Sutro & Co. Incorporated ....................            1,875,000                    187,500
TD Securities (USA) Inc. ....................            1,875,000                    187,500
Trilen International Inc. ...................            1,875,000                    187,500
Tucker Anthony Incorporated .................            1,875,000                    187,500
Utendahl Capital Partners, L.P. .............            1,875,000                    187,500
Wheat First Securities, Inc. ................            1,875,000                    187,500
                                                      ------------               ------------
                  Total .....................         $500,000,000               $ 50,000,000
                                                      ============               ============

                                   SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

         8.00% Senior Quarterly Income Debt Securities due 2038

AGGREGATE PRINCIPAL AMOUNT OF FIRM DESIGNATED SECURITIES:

         $500,000,000

AGGREGATE PRINCIPAL AMOUNT OF OPTIONAL DESIGNATED SECURITIES:

         $50,000,000

FORM AND DENOMINATIONS:

         Global Securities registered in the name of The Depository Trust Company or its nominee.

PRICE TO PUBLIC:

         100% of principal amount of the Designated Securities, plus accrued interest from November 20, 1998, if any.

PURCHASE PRICE BY UNDERWRITERS:

         96.85% of the principal amount of the Designated Securities, plus accrued interest from November 20, 1998, if any.

SPECIFIED METHOD AND FUNDS FOR PAYMENT OF PURCHASE PRICE:

         By wire transfer in immediately available funds.

INDENTURE:

         Indenture, dated as of September 15, 1991, among the Company, the Guarantor and The Bank of New York, as Trustee.

EXERCISE OF OVERALLOTMENT OPTIONS:

         Any election by the Underwriters to purchase Optional Designated Securities may be exercised only by written notice from the Designated Representatives named below to the Company given within a period of 30 calendar days after the date of the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Designated Representatives but in no event earlier than the First Time of Delivery or, unless the Designated Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

FIRST TIME OF DELIVERY:


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
         9:30 a.m., New York City time, on November 20, 1998.

TIME  OF DELIVERY:

         The First Time of Delivery or, with respect to the Optional Designated Securities, the date specified by the Designated Representatives in the written notice given by the Designated Representatives of the Underwriters' election to purchase such Optional Designated Securities, or such other time and date as the Designated Representatives and the Company may agree upon in writing.

CLOSING LOCATION:

         Sullivan & Cromwell, 125 Broad Street, New York, New York  10004.

NAME AND ADDRESS OF REPRESENTATIVES:

         Designated Representatives

         Goldman, Sachs & Co.
         Morgan Stanley & Co. Incorporated

         Address for Notices, etc.:

         Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004
         Attention:  Registration Department

         Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York  10036
         Attention:  Gerard Pascuicco

DEPOSITARY:

         The Depository Trust Company

SECURITIES EXCHANGE:

         Securities to be listed on the New York Stock Exchange

DELAYED DELIVERY:

         None

MATURITY:

         December 31, 2038

INTEREST RATE:

         8.000%

                                       -3-
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INTEREST PAYMENT DATES:

         March 31, June 30, September 30, December 31

REDEMPTION PROVISIONS:

         The Designated Securities may be redeemed, at any time on or after November 20, 2003 and prior to maturity, upon not less than 30 days' nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the date fixed for redemption.

SINKING FUND PROVISIONS:

         No sinking fund provisions

GUARANTEES:

         The Designated Securities shall be guaranteed as to payment of principal and interest by The Seagram Company Ltd.

DEFEASANCE:

         The provisions of Section 1008 of the Indenture relating to defeasance shall apply to the Designated Securities.

OTHER TERMS:

         The provisions of Section 1006 of the Indenture relating to the negative pledge shall apply to the Designated Securities.



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